Exhibit 21.1

BREIT Operating Partnership L.P. and 2130 subsidiaries

BCORE Anthem Venture LLC and 1 subsidiary

BCORE GO MF Gardens Venture LLC and 1 subsidiary

BCORE IC MF Venture LLC and 1 subsidiary

BCORE MF 207 Helm Venture LLC and 4 subsidiaries

BCORE MF Acorn 2 Venture LLC and 39 subsidiaries

BCORE MF Acorn Venture LLC and 25 subsidiaries

BCORE MF Connor Venture LLC and 4 subsidiaries

BCORE MF Davis Las Colinas Venture LLC and 9 subsidiaries

BCORE MF East VB Venture LLC and 2 subsidiaries

BCORE MF Falcon Landing Venture LLC and 4 subsidiaries

BCORE MF FiveTwo Venture LLC and 5 subsidiaries

BCORE MF HCSP Venture LLC and 2 subsidiaries

BCORE MF Lantana Venture LLC and 3 subsidiaries

BCORE MF SPT Venture LLC and 1 subsidiary

BCORE MF WH Village Venture LLC and 2 subsidiaries

BCORE Paradise JV LLC and 1 subsidiary

BCORE PS MF Venture LLC and 1 subsidiary

BCORE Royal Storage JV II LLC and 41 subsidiaries

BCORE Royal Storage JV LLC and 27 subsidiaries

BCORE SH 4 LandCore Venture LLC and 10 subsidiaries

BCORE SH CoreMark Venture LLC and 4 subsidiaries

BCORE SH Fresh Investors JV LLC and 7 subsidiaries

BCORE SH Landsmart Venture LLC and 10 subsidiaries

BCORE SH RedCard Venture LLC and 12 subsidiaries

BCORE SH Signal Investors JV LLC and 6 subsidiaries

BCORE SP MF Arches Venture LLC and 1 subsidiary

BCORE SP MF Edge Venture LLC and 1 subsidiary

BCORE Tech Square Venture LLC and 3 subsidiaries

712 West Peachtree Holdco LLC and 1 subsidiary

BEPIF Emerald Holdco S.a.r.l. and 12 non-U.S. subsidiaries

Blackstone Mileway Aggregator I SCSp

Blackstone Mileway Aggregator II SCSp

BRE Bluefin Holdings LLC and 2 subsidiaries

BRE Explorer LLC

BREIT ACG MF RTEW Venture LLC and 2 subsidiaries

BREIT ACG MF SOCT Venture LLC and 2 subsidiaries

BREIT ACG MF Venture LLC and 5 subsidiaries

BREIT BD JV LLC and 4 subsidiaries

BREIT BD TRS JV LLC and 1 subsidiary

BREIT CA MF Amara Venture LLC and 1 subsidiary

BREIT CA MF Flamingo Venture LLC and 1 subsidiary

BREIT COPT DC JV LLC and 3 subsidiaries

BREIT GSHJV, LLC and 25 subsidiaries

BREIT KW LV Venture LLC and 5 subsidiaries

BREIT MF Legacy JV LLC and 21 subsidiaries

BREIT Olympus MF AZ Venture LLC and 2 subsidiaries

BREIT Olympus MF Canopy Venture LLC and 1 subsidiary

BREIT Olympus MF FL Venture LLC and 3 subsidiaries

BREIT Olympus MF Heritage Venture LLC and 1 subsidiary

BREIT Olympus MF PDR Venture LLC and 1 subsidiary

BREIT Olympus MF Slate Venture LLC and 1 subsidiary

BREIT Sinatra Jersey Ltd

BREIT SP MF Venture LLC and 2 subsidiaries

BREIT TA MF Venture II LLC and 2 subsidiaries

BREIT TA MF Venture LLC and 2 subsidiaries

BREIT TH MHC JV 2 L.P. and 11 subsidiaries

BREIT TH MHC JV L.P. and 52 subsidiaries

BREIT-MDH SE JV LP and 33 subsidiaries

Brixton 1 S.à r.l.

Brixton 2 S.àr.l.

Brixton 3 S.à r.l.

1772 Sweet Home Road, LLC

4460 Chestnut Ridge Road, LLC

Abacus Parent AIV LLC and 68 subsidiaries

Abacus Parent LLC and 173 subsidiaries

ACC-HS Flagship, LLC and 3 subsidiaries

Adare Topco S.à r.l. and 2 non-U.S. subsidiaries

Alaska Super Topco S.a.r.l. and 7 non-U.S. subsidiaries

Alaska Propco LP

Alaska Propco 2 LP

Alaska Propco 3 LP

Alaska Propco 4 LP

Alaska Propco 5 LP

Alaska Propco GP 2 Ltd and 1 non-U.S. subsidiary

Alaska Propco GP Ltd and 1 non-U.S. subsidiary

Archer Finco S.àr.l.

Ashtenne Industrial Fund Unit Trust

BA One REIT LLC and 10 subsidiaries

BA Two REIT LLC and 10 subsidiaries

Cavallo Peduzzi SNC

CII REIT LLC and 39 subsidiaries

Cloghran Airport Business Park (Management Company) Ltd.

Cortes SNC

CWRSD LLC and 16 subsidiaries

C4 Nexton PLX , LLC

DuboisPillet SNC

Eastern Park Management Company Ltd.

Eley Estate Company Ltd.

ELI Investment S.àr.l.

ELI Investment S.àr.l. and 3 non-U.S. subsidiaries

EREIP German Propco S.àr.l.

FRS Capital Corp. and 100 U.S. subsidiaries and 94 non-U.S. subsidiaries

Gausson SNC

GER LOG 1 S.à r.l.

GER LOG 4 S.à r.l.

GER LOG 6 S.àr.l.

GER LOG 7 S.à r.l.

GER LOG 8 S.à r.l.

GER LOG 9 S.àr.l.

GER LOG5 S.àr.l.

Globe Park Management Ltd.

Hansteen Saltley Nominee No.1 Ltd.

Hansteen Saltley Nominee No.2 Ltd.

Hansteen Saltley Unit Trust

Hawarden Park Management Company Limited

Hemnall Court Management Company Limited

Hermitage SNC

Industrial JV REIT LLC

InTown Acquisition MAR JV L.P. and 162 subsidiaries

InTown Acquisitions NRE JV L.P. and 29 subsidiaries

IS EF Three S.àr.l.

LBA Fund VI Industrial I, LLC and 21 subsidiaries

LBA Fund VI Industrial II, LLC and 27 subsidiaries

LBA Fund VI Industrial III, LLC and 5 subsidiaries

LBA Fund VI-MM Industrial, LLC and 1 subsidiary

Lebasque SNC

LFN REIT LLC and 25 subsidiaries

Mileway EUR Master Topco Ltd and 515 non-U.S. subsidiaries

Mileway EUR Minority Holdco Ltd

Mileway EUR Minority Topco Ltd

Mileway Finco I Ltd

Mileway Finco II Ltd

Mileway Finco III Ltd

Mileway UK REIT Ltd and 161 non-U.S. subsidiaries

MLET Germany 37 S.à r.l.

MLET Germany EB8 S.àr.l.

MLET Germany GLI S.àr.l.

MLET Germany Lincoln S.àr.l.

Navigation Park Management Company Limited

Neapolitan Shopping Center, LLC and 1 subsidiary

New Market – Hanover LP

NMP – C4 Fairfield S/C, LLC

OB REIT LLC and 5 subsidiaries

One Culver JV LP and 4 subsidiaries

Onyx France Investments S.C.A. and 10 non-U.S. subsidiaries

Onyx German Finco S.àr.l.

Onyx Germany (1) Limited

Onyx Germany (2) Limited

Onyx Germany (3) Limited

Onyx Germany Holdings S.àr.l. and 29 non-U.S. subsidiaries

Onyx Germany Propco (4) S.àr.l.

Onyx Germany Propco (5) S.àr.l.

Onyx Germany Propco (6) S.àr.l.

Oxford City Vista Development LLC and 1 subsidiary

PAC Hanover Apartments, LP

Paradise Holdco S.a.r.l. and 3 non-U.S. subsidiaries

Phoenix Tower US Holdings L.P.

Platinum Limited Partnership and 24 non-U.S. subsidiaries

Pomerol les Vignes SNC

Promote Partnership Three REIT LLC and 1 subsidiary

QTS JV 1, LLC and 4 subsidiaries

QTS Realty Trust, LLC

QualityTech, LP and 104 subsidiaries

Riverside Estate Services Ltd.

Saint -Emilion SNC

Schooner Park Crossways Ltd.

SCI Lotus (France)

Small Island Management N.V.

SNC Dameron

SNC Finrey

SNC Jetster

SNC Rodian

SNC Tatooine

SNC X-WING

Spear Bidco SCA and 47 non-U.S. subsidiaries

StoneCross Enterprises Management Limited

Sun Swedish BoländernaHB

Sun Swedish Elektrikern 3 HB

Sun Swedish Hand HB

Sun Swedish Veddesta 2:23 Handelsbolag HB

Sunflower UK Estates LLP and 5 non-U.S. subsidiaries

Sunflower UK Industrial Property Unit Trust

Sunflower UK Logistics Holdco 1 (2022) Ltd and 4 non-U.S. subsidiaries

Sunflower UK Logistics Propco (2022) Ltd and 4 non-U.S. subsidiaries

Surface Water (C.G. Management) Ltd.

The Ashtenne Industrial Fund LP

Tilflex Managment Company Ltd.

Tokay SNC

United France 2019 B Propco 1 SNC

United France 2020 Propco SNC

United Germany 2021 Topco S.à r.l. and 5 non-U.S. subsidiaries

United Germany 2021 Topco S.à r.l. and 5 non-U.S. subsidiaries

Volt Upper Holdings LLC and 1 subsidiary

WEF REIT LLC and 11 subsidiaries

West Clayton Athens GA Holdings, LLC and 1 subsidiary

Westlink Industrial Estate Management Company Ltd.

WPT Industrial Core Venture I, LP and 25 subsidiaries

Avenue A Development II, LLC and 1 subsidiary

Avenue A Development, LLC and 1 subsidiary

WPT Industrial Venture II, LP and 1 subsidiary

3130 Lexington Development, LLC and 1 subsidiary

Jordan Ranch Development, LLC and 1 subsidiary

Mansfield 206 Development, LLC and 1 subsidiary

Sarival Development REIT, LLC and 1 subsidiary

WPT Carson Development , LP and 2 subsidiaries

Phoenix Lake Development LP and 1 subsidiary

WPT Industrial Venture I, LP

SunAmerica Affordable Housing Partners 126

SunAmerica Affordable Housing Partners 128

SunAmerica Affordable Housing Partners 132

SunAmerica Affordable Housing Partners 139

SunAmerica Affordable Housing Partners 144

SunAmerica Housing Fund 1002 and 1 subsidiary

SunAmerica Housing Fund 1003 and 1 subsidiary

SunAmerica Housing Fund 1009 and 1 subsidiary

SunAmerica Housing Fund 1012 and 1 subsidiary

SunAmerica Housing Fund 1018 and 1 subsidiary

SunAmerica Housing Fund 1019 and 1 subsidiary

SunAmerica Housing Fund 1020 and 1 subsidiary

SunAmerica Housing Fund 1022 and 1 subsidiary

SunAmerica Housing Fund 1028 and 1 subsidiary

SunAmerica Housing Fund 1030 and 1 subsidiary

SunAmerica Housing Fund 1037 and 1 subsidiary

SunAmerica Housing Fund 1038 and 1 subsidiary

SunAmerica Housing Fund 1039 and 1 subsidiary

SunAmerica Housing Fund 1041 and 1 subsidiary

SunAmerica Housing Fund 1043 and 1 subsidiary

SunAmerica Housing Fund 1049 and 1 subsidiary

SunAmerica Housing Fund 1054 and 1 subsidiary

SunAmerica Housing Fund 1055 and 1 subsidiary

SunAmerica Housing Fund 1057 and 1 subsidiary

SunAmerica Housing Fund 1059 and 1 subsidiary

SunAmerica Housing Fund 1062 and 1 subsidiary

SunAmerica Housing Fund 1068 and 1 subsidiary

SunAmerica Housing Fund 1069 and 1 subsidiary

SunAmerica Housing Fund 1071 and 1 subsidiary

SunAmerica Housing Fund 1073 and 1 subsidiary

SunAmerica Housing Fund 1074 and 1 subsidiary

SunAmerica Housing Fund 1076 and 1 subsidiary

SunAmerica Housing Fund 1077 and 1 subsidiary

SunAmerica Housing Fund 1078 and 1 subsidiary

SunAmerica Housing Fund 1079 and 1 subsidiary

SunAmerica Housing Fund 1080 and 1 subsidiary

SunAmerica Housing Fund 1081 and 1 subsidiary

SunAmerica Housing Fund 1085 and 1 subsidiary

SunAmerica Housing Fund 1088 and 1 subsidiary

SunAmerica Housing Fund 1089 and 1 subsidiary

SunAmerica Housing Fund 1090 and 1 subsidiary

SunAmerica Housing Fund 1093 and 1 subsidiary

SunAmerica Housing Fund 1094 and 1 subsidiary

SunAmerica Housing Fund 1096 and 1 subsidiary

SunAmerica Housing Fund 1100 and 1 subsidiary

SunAmerica Housing Fund 1101 and 1 subsidiary

SunAmerica Housing Fund 1102 and 1 subsidiary

SunAmerica Housing Fund 1103 and 1 subsidiary

SunAmerica Housing Fund 1104 and 1 subsidiary

SunAmerica Housing Fund 1109 and 1 subsidiary

SunAmerica Housing Fund 1110 and 1 subsidiary

SunAmerica Housing Fund 1112 and 1 subsidiary

SunAmerica Housing Fund 1113 and 1 subsidiary

SunAmerica Housing Fund 1114 and 1 subsidiary

SunAmerica Housing Fund 1118 and 1 subsidiary

SunAmerica Housing Fund 1120 and 1 subsidiary

SunAmerica Housing Fund 1121 and 1 subsidiary

SunAmerica Housing Fund 1127 and 1 subsidiary

SunAmerica Housing Fund 1129 and 1 subsidiary

SunAmerica Housing Fund 1130 and 1 subsidiary

SunAmerica Housing Fund 1131 and 1 subsidiary

SunAmerica Housing Fund 1132 and 1 subsidiary

SunAmerica Housing Fund 1133 and 1 subsidiary

SunAmerica Housing Fund 1134 and 1 subsidiary

SunAmerica Housing Fund 1135 and 1 subsidiary

SunAmerica Housing Fund 1137 and 1 subsidiary

SunAmerica Housing Fund 1138 and 1 subsidiary

SunAmerica Housing Fund 1139 and 1 subsidiary

SunAmerica Housing Fund 1140 and 1 subsidiary

SunAmerica Housing Fund 1142 and 1 subsidiary

SunAmerica Housing Fund 1150 and 1 subsidiary

SunAmerica Housing Fund 1152 and 1 subsidiary

SunAmerica Housing Fund 1153 and 1 subsidiary

SunAmerica Housing Fund 1154 and 1 subsidiary

SunAmerica Housing Fund 1159 and 1 subsidiary

SunAmerica Housing Fund 1160 and 1 subsidiary

SunAmerica Housing Fund 1161 and 1 subsidiary

SunAmerica Housing Fund 1163 and 1 subsidiary

SunAmerica Housing Fund 1165 and 1 subsidiary

SunAmerica Housing Fund 1166 and 1 subsidiary

SunAmerica Housing Fund 1168 and 1 subsidiary

SunAmerica Housing Fund 1170 and 1 subsidiary

SunAmerica Housing Fund 1173 and 1 subsidiary

SunAmerica Housing Fund 1176 and 1 subsidiary

SunAmerica Housing Fund 1177 and 1 subsidiary

SunAmerica Housing Fund 1178 and 1 subsidiary

SunAmerica Housing Fund 1179 and 1 subsidiary

SunAmerica Housing Fund 1180 and 1 subsidiary

SunAmerica Housing Fund 1183 and 1 subsidiary

SunAmerica Housing Fund 1184 and 1 subsidiary

SunAmerica Housing Fund 1185 and 1 subsidiary

SunAmerica Housing Fund 1186 and 1 subsidiary

SunAmerica Housing Fund 1189 and 1 subsidiary

SunAmerica Housing Fund 1194 and 1 subsidiary

SunAmerica Housing Fund 1197 and 1 subsidiary

SunAmerica Housing Fund 1198 and 1 subsidiary

SunAmerica Housing Fund 1199 and 1 subsidiary

SunAmerica Housing Fund 1202 and 1 subsidiary

SunAmerica Housing Fund 1204 and 1 subsidiary

SunAmerica Housing Fund 1205 and 1 subsidiary

SunAmerica Housing Fund 1206 and 1 subsidiary

SunAmerica Housing Fund 1209 and 1 subsidiary

SunAmerica Housing Fund 1210 and 1 subsidiary

SunAmerica Housing Fund 1212 and 1 subsidiary

SunAmerica Housing Fund 1213 and 1 subsidiary

SunAmerica Housing Fund 1217 and 1 subsidiary

SunAmerica Housing Fund 1219 and 1 subsidiary

SunAmerica Housing Fund 1222 and 1 subsidiary

SunAmerica Housing Fund 1223 and 1 subsidiary

SunAmerica Housing Fund 1225 and 1 subsidiary

SunAmerica Housing Fund 1227 and 1 subsidiary

SunAmerica Housing Fund 1229 and 1 subsidiary

SunAmerica Housing Fund 1231 and 1 subsidiary

SunAmerica Housing Fund 1232 and 1 subsidiary

SunAmerica Housing Fund 1236 and 1 subsidiary

SunAmerica Housing Fund 1238 and 1 subsidiary

SunAmerica Housing Fund 1240 and 1 subsidiary

SunAmerica Housing Fund 1242 and 1 subsidiary

SunAmerica Housing Fund 1245 and 1 subsidiary

SunAmerica Housing Fund 1246 and 1 subsidiary

SunAmerica Housing Fund 1249 and 1 subsidiary

SunAmerica Housing Fund 1251 and 1 subsidiary

SunAmerica Housing Fund 1256 and 1 subsidiary

SunAmerica Housing Fund 1257 and 1 subsidiary

SunAmerica Housing Fund 1258 and 1 subsidiary

SunAmerica Housing Fund 1259 and 1 subsidiary

SunAmerica Housing Fund 1262 and 1 subsidiary

SunAmerica Housing Fund 1263 and 1 subsidiary

SunAmerica Housing Fund 1265 and 1 subsidiary

SunAmerica Housing Fund 1267 and 1 subsidiary

SunAmerica Housing Fund 1268 and 1 subsidiary

SunAmerica Housing Fund 1269 and 1 subsidiary

SunAmerica Housing Fund 1272 and 1 subsidiary

SunAmerica Housing Fund 1273 and 1 subsidiary

SunAmerica Housing Fund 1276 and 1 subsidiary

SunAmerica Housing Fund 1277 and 1 subsidiary

SunAmerica Housing Fund 1278 and 1 subsidiary

SunAmerica Housing Fund 1279 and 1 subsidiary

SunAmerica Housing Fund 1280 and 1 subsidiary

SunAmerica Housing Fund 1282 and 1 subsidiary

SunAmerica Housing Fund 1283 and 1 subsidiary

SunAmerica Housing Fund 1284 and 1 subsidiary

SunAmerica Housing Fund 1285 and 1 subsidiary

SunAmerica Housing Fund 1289 and 1 subsidiary

SunAmerica Housing Fund 1290 and 1 subsidiary

SunAmerica Housing Fund 1292 and 1 subsidiary

SunAmerica Housing Fund 1294 and 1 subsidiary

SunAmerica Housing Fund 1296 and 1 subsidiary

SunAmerica Housing Fund 1297 and 1 subsidiary

SunAmerica Housing Fund 1299 and 1 subsidiary

SunAmerica Housing Fund 1303 and 1 subsidiary

SunAmerica Housing Fund 1304 and 1 subsidiary

SunAmerica Housing Fund 1305 and 1 subsidiary

SunAmerica Housing Fund 1308 and 1 subsidiary

SunAmerica Housing Fund 1309 and 1 subsidiary

SunAmerica Housing Fund 1310 and 1 subsidiary

SunAmerica Housing Fund 1312 and 1 subsidiary

SunAmerica Housing Fund 1313 and 1 subsidiary

SunAmerica Housing Fund 1314 and 1 subsidiary

SunAmerica Housing Fund 1316 and 1 subsidiary

SunAmerica Housing Fund 1317 and 1 subsidiary

SunAmerica Housing Fund 1318 and 1 subsidiary

SunAmerica Housing Fund 1319 and 1 subsidiary

SunAmerica Housing Fund 1320 and 1 subsidiary

SunAmerica Housing Fund 1321 and 1 subsidiary

SunAmerica Housing Fund 1322 and 1 subsidiary

SunAmerica Housing Fund 1323 and 1 subsidiary

SunAmerica Housing Fund 1324 and 1 subsidiary

SunAmerica Housing Fund 1325 and 1 subsidiary

SunAmerica Housing Fund 1326 and 1 subsidiary

SunAmerica Housing Fund 1332 and 1 subsidiary

SunAmerica Housing Fund 1333 and 1 subsidiary

SunAmerica Housing Fund 1337 and 1 subsidiary

SunAmerica Housing Fund 1339 and 1 subsidiary

SunAmerica Housing Fund 1342 and 1 subsidiary

SunAmerica Housing Fund 1343 and 1 subsidiary

SunAmerica Housing Fund 1344 and 1 subsidiary

SunAmerica Housing Fund 1345 and 1 subsidiary

SunAmerica Housing Fund 1346 and 1 subsidiary

SunAmerica Housing Fund 1349 and 1 subsidiary

SunAmerica Housing Fund 1351 and 1 subsidiary

SunAmerica Housing Fund 1352 and 1 subsidiary

SunAmerica Housing Fund 1354 and 1 subsidiary

SunAmerica Housing Fund 1355 and 1 subsidiary

SunAmerica Housing Fund 1356 and 1 subsidiary

SunAmerica Housing Fund 136 and 1 subsidiary

SunAmerica Housing Fund 1360 and 1 subsidiary

SunAmerica Housing Fund 1361 and 1 subsidiary

SunAmerica Housing Fund 1362 and 1 subsidiary

SunAmerica Housing Fund 1363 and 1 subsidiary

SunAmerica Housing Fund 1364 and 1 subsidiary

SunAmerica Housing Fund 1365 and 1 subsidiary

SunAmerica Housing Fund 1366 and 1 subsidiary

SunAmerica Housing Fund 1368 and 1 subsidiary

SunAmerica Housing Fund 1369 and 1 subsidiary

SunAmerica Housing Fund 1370 and 1 subsidiary

SunAmerica Housing Fund 1373 and 1 subsidiary

SunAmerica Housing Fund 1374 and 1 subsidiary

SunAmerica Housing Fund 1376 and 1 subsidiary

SunAmerica Housing Fund 1377 and 1 subsidiary

SunAmerica Housing Fund 1378 and 1 subsidiary

SunAmerica Housing Fund 1379 and 1 subsidiary

SunAmerica Housing Fund 1382 and 1 subsidiary

SunAmerica Housing Fund 1383 and 1 subsidiary

SunAmerica Housing Fund 1384 and 1 subsidiary

SunAmerica Housing Fund 1385 and 1 subsidiary

SunAmerica Housing Fund 1387 and 1 subsidiary

SunAmerica Housing Fund 1388 and 1 subsidiary

SunAmerica Housing Fund 1390 and 1 subsidiary

SunAmerica Housing Fund 1392 and 1 subsidiary

SunAmerica Housing Fund 1393 and 1 subsidiary

SunAmerica Housing Fund 1394 and 1 subsidiary

SunAmerica Housing Fund 1402 and 1 subsidiary

SunAmerica Housing Fund 1403 and 1 subsidiary

SunAmerica Housing Fund 1404 and 1 subsidiary

SunAmerica Housing Fund 1407 and 1 subsidiary

SunAmerica Housing Fund 1408 and 1 subsidiary

SunAmerica Housing Fund 1409 and 1 subsidiary

SunAmerica Housing Fund 1410 and 1 subsidiary

SunAmerica Housing Fund 1411 and 1 subsidiary

SunAmerica Housing Fund 1412 and 1 subsidiary

SunAmerica Housing Fund 1413 and 1 subsidiary

SunAmerica Housing Fund 1414 and 1 subsidiary

SunAmerica Housing Fund 1417 and 1 subsidiary

SunAmerica Housing Fund 1419 and 1 subsidiary

SunAmerica Housing Fund 1420 and 1 subsidiary

SunAmerica Housing Fund 1421 and 1 subsidiary

SunAmerica Housing Fund 1423 and 1 subsidiary

SunAmerica Housing Fund 1424 and 1 subsidiary

SunAmerica Housing Fund 1425 and 1 subsidiary

SunAmerica Housing Fund 1426 and 1 subsidiary

SunAmerica Housing Fund 1427 and 1 subsidiary

SunAmerica Housing Fund 1428 and 1 subsidiary

SunAmerica Housing Fund 1430 and 1 subsidiary

SunAmerica Housing Fund 1431 and 1 subsidiary

SunAmerica Housing Fund 1432 and 1 subsidiary

SunAmerica Housing Fund 1433 and 1 subsidiary

SunAmerica Housing Fund 1434 and 1 subsidiary

SunAmerica Housing Fund 1435 and 1 subsidiary

SunAmerica Housing Fund 1436 and 1 subsidiary

SunAmerica Housing Fund 1437 and 1 subsidiary

SunAmerica Housing Fund 1438 and 1 subsidiary

SunAmerica Housing Fund 1440 and 1 subsidiary

SunAmerica Housing Fund 1442 and 1 subsidiary

SunAmerica Housing Fund 1444 and 1 subsidiary

SunAmerica Housing Fund 1446 and 1 subsidiary

SunAmerica Housing Fund 146 and 1 subsidiary

SunAmerica Housing Fund 1461 and 1 subsidiary

SunAmerica Housing Fund 1462 and 1 subsidiary

SunAmerica Housing Fund 1463 and 1 subsidiary

SunAmerica Housing Fund 1464 and 1 subsidiary

SunAmerica Housing Fund 1465 and 1 subsidiary

SunAmerica Housing Fund 1466 and 1 subsidiary

SunAmerica Housing Fund 1467 and 1 subsidiary

SunAmerica Housing Fund 1468 and 1 subsidiary

SunAmerica Housing Fund 1469 and 1 subsidiary

SunAmerica Housing Fund 1471 and 1 subsidiary

SunAmerica Housing Fund 1472 and 1 subsidiary

SunAmerica Housing Fund 1473 and 1 subsidiary

SunAmerica Housing Fund 1476 and 1 subsidiary

SunAmerica Housing Fund 1477 and 1 subsidiary

SunAmerica Housing Fund 1478 and 1 subsidiary

SunAmerica Housing Fund 1479 and 1 subsidiary

SunAmerica Housing Fund 1480 and 1 subsidiary

SunAmerica Housing Fund 1481 and 1 subsidiary

SunAmerica Housing Fund 1482 and 1 subsidiary

SunAmerica Housing Fund 1483 and 1 subsidiary

SunAmerica Housing Fund 1484 and 1 subsidiary

SunAmerica Housing Fund 1485 and 1 subsidiary

SunAmerica Housing Fund 1486 and 1 subsidiary

SunAmerica Housing Fund 1487 and 1 subsidiary

SunAmerica Housing Fund 1488 and 1 subsidiary

SunAmerica Housing Fund 1489 and 1 subsidiary

SunAmerica Housing Fund 1490 and 1 subsidiary

SunAmerica Housing Fund 1491 and 1 subsidiary

SunAmerica Housing Fund 1492 and 1 subsidiary

SunAmerica Housing Fund 1493 and 1 subsidiary

SunAmerica Housing Fund 1494 and 1 subsidiary

SunAmerica Housing Fund 1495 and 1 subsidiary

SunAmerica Housing Fund 1496 and 1 subsidiary

SunAmerica Housing Fund 1497 and 1 subsidiary

SunAmerica Housing Fund 1498 and 1 subsidiary

SunAmerica Housing Fund 1499 and 1 subsidiary

SunAmerica Housing Fund 1501 and 1 subsidiary

SunAmerica Housing Fund 1502 and 1 subsidiary

SunAmerica Housing Fund 1504 and 1 subsidiary

SunAmerica Housing Fund 1505 and 1 subsidiary

SunAmerica Housing Fund 1507 and 1 subsidiary

SunAmerica Housing Fund 1508 and 1 subsidiary

SunAmerica Housing Fund 151 and 1 subsidiary

SunAmerica Housing Fund 1510 and 1 subsidiary

SunAmerica Housing Fund 1511 and 1 subsidiary

SunAmerica Housing Fund 1513 and 1 subsidiary

SunAmerica Housing Fund 1514 and 1 subsidiary

SunAmerica Housing Fund 1517 and 1 subsidiary

SunAmerica Housing Fund 1519 and 1 subsidiary

SunAmerica Housing Fund 1521 and 1 subsidiary

SunAmerica Housing Fund 1522 and 1 subsidiary

SunAmerica Housing Fund 1524 and 1 subsidiary

SunAmerica Housing Fund 1525 and 1 subsidiary

SunAmerica Housing Fund 1526 and 1 subsidiary

SunAmerica Housing Fund 1527 and 1 subsidiary

SunAmerica Housing Fund 1528 and 1 subsidiary

SunAmerica Housing Fund 1529 and 1 subsidiary

SunAmerica Housing Fund 1530 and 1 subsidiary

SunAmerica Housing Fund 1531 and 1 subsidiary

SunAmerica Housing Fund 1532 and 1 subsidiary

SunAmerica Housing Fund 1534 and 1 subsidiary

SunAmerica Housing Fund 1535 and 1 subsidiary

SunAmerica Housing Fund 1536 and 1 subsidiary

SunAmerica Housing Fund 1537 and 1 subsidiary

SunAmerica Housing Fund 1539 and 1 subsidiary

SunAmerica Housing Fund 1540 and 1 subsidiary

SunAmerica Housing Fund 1541 and 1 subsidiary

SunAmerica Housing Fund 1542 and 1 subsidiary

SunAmerica Housing Fund 1543 and 1 subsidiary

SunAmerica Housing Fund 1544 and 1 subsidiary

SunAmerica Housing Fund 1545 and 1 subsidiary

SunAmerica Housing Fund 1546 and 1 subsidiary

SunAmerica Housing Fund 1547 and 1 subsidiary

SunAmerica Housing Fund 1548 and 1 subsidiary

SunAmerica Housing Fund 1549 and 1 subsidiary

SunAmerica Housing Fund 1550 and 1 subsidiary

SunAmerica Housing Fund 1551 and 1 subsidiary

SunAmerica Housing Fund 1552 and 1 subsidiary

SunAmerica Housing Fund 1554 and 1 subsidiary

SunAmerica Housing Fund 1555 and 1 subsidiary

SunAmerica Housing Fund 1556 and 1 subsidiary

SunAmerica Housing Fund 1557 and 1 subsidiary

SunAmerica Housing Fund 1559 and 1 subsidiary

SunAmerica Housing Fund 1561 and 1 subsidiary

SunAmerica Housing Fund 1562 and 1 subsidiary

SunAmerica Housing Fund 1563 and 1 subsidiary

SunAmerica Housing Fund 1564 and 1 subsidiary

SunAmerica Housing Fund 1565 and 1 subsidiary

SunAmerica Housing Fund 1566 and 1 subsidiary

SunAmerica Housing Fund 1567 and 1 subsidiary

SunAmerica Housing Fund 1568 and 1 subsidiary

SunAmerica Housing Fund 1572 and 1 subsidiary

SunAmerica Housing Fund 1574 and 1 subsidiary

SunAmerica Housing Fund 1575 and 1 subsidiary

SunAmerica Housing Fund 1576 and 1 subsidiary

SunAmerica Housing Fund 1580 and 1 subsidiary

SunAmerica Housing Fund 1581 and 1 subsidiary

SunAmerica Housing Fund 1582 and 1 subsidiary

SunAmerica Housing Fund 1583 and 1 subsidiary

SunAmerica Housing Fund 1584 and 1 subsidiary

SunAmerica Housing Fund 1585 and 1 subsidiary

SunAmerica Housing Fund 1586 and 1 subsidiary

SunAmerica Housing Fund 1587 and 1 subsidiary

SunAmerica Housing Fund 1588 and 1 subsidiary

SunAmerica Housing Fund 1589 and 1 subsidiary

SunAmerica Housing Fund 1590 and 1 subsidiary

SunAmerica Housing Fund 1592 and 1 subsidiary

SunAmerica Housing Fund 1593 and 1 subsidiary

SunAmerica Housing Fund 1594 and 1 subsidiary

SunAmerica Housing Fund 1595 and 1 subsidiary

SunAmerica Housing Fund 1596 and 1 subsidiary

SunAmerica Housing Fund 1597 and 1 subsidiary

SunAmerica Housing Fund 1598 and 1 subsidiary

SunAmerica Housing Fund 1600 and 1 subsidiary

SunAmerica Housing Fund 1602 and 1 subsidiary

SunAmerica Housing Fund 1603 and 1 subsidiary

SunAmerica Housing Fund 1605 and 1 subsidiary

SunAmerica Housing Fund 1606 and 1 subsidiary

SunAmerica Housing Fund 1607 and 1 subsidiary

SunAmerica Housing Fund 1609 and 1 subsidiary

SunAmerica Housing Fund 1617 and 1 subsidiary

SunAmerica Housing Fund 162 and 1 subsidiary

SunAmerica Housing Fund 163 and 1 subsidiary

SunAmerica Housing Fund 168 and 1 subsidiary

SunAmerica Housing Fund 169 and 1 subsidiary

SunAmerica Housing Fund 180 and 1 subsidiary

SunAmerica Housing Fund 184 and 1 subsidiary

SunAmerica Housing Fund 188 and 1 subsidiary

SunAmerica Housing Fund 191 and 1 subsidiary

SunAmerica Housing Fund 207 and 1 subsidiary

SunAmerica Housing Fund 208 and 1 subsidiary

SunAmerica Housing Fund 215 and 1 subsidiary

SunAmerica Housing Fund 216 and 1 subsidiary

SunAmerica Housing Fund 217 and 1 subsidiary

SunAmerica Housing Fund 228 and 1 subsidiary

SunAmerica Housing Fund 229 and 1 subsidiary

SunAmerica Housing Fund 232 and 1 subsidiary

SunAmerica Housing Fund 247 and 1 subsidiary

SunAmerica Housing Fund 253 and 1 subsidiary

SunAmerica Housing Fund 255 and 1 subsidiary

SunAmerica Housing Fund 256 and 1 subsidiary

SunAmerica Housing Fund 265 and 1 subsidiary

SunAmerica Housing Fund 267 and 1 subsidiary

SunAmerica Housing Fund 277 and 1 subsidiary

SunAmerica Housing Fund 301 and 1 subsidiary

SunAmerica Housing Fund 304 and 1 subsidiary

SunAmerica Housing Fund 309 and 1 subsidiary

SunAmerica Housing Fund 312 and 1 subsidiary

SunAmerica Housing Fund 314 and 1 subsidiary

SunAmerica Housing Fund 320 and 1 subsidiary

SunAmerica Housing Fund 327 and 1 subsidiary

SunAmerica Housing Fund 333 and 1 subsidiary

SunAmerica Housing Fund 334 and 1 subsidiary

SunAmerica Housing Fund 340 and 1 subsidiary

SunAmerica Housing Fund 358 and 1 subsidiary

SunAmerica Housing Fund 365 and 1 subsidiary

SunAmerica Housing Fund 366 and 1 subsidiary

SunAmerica Housing Fund 376 and 1 subsidiary

SunAmerica Housing Fund 381 and 1 subsidiary

SunAmerica Housing Fund 388 and 1 subsidiary

SunAmerica Housing Fund 390 and 1 subsidiary

SunAmerica Housing Fund 400 and 1 subsidiary

SunAmerica Housing Fund 402 and 1 subsidiary

SunAmerica Housing Fund 405 and 1 subsidiary

SunAmerica Housing Fund 407 and 1 subsidiary

SunAmerica Housing Fund 408 and 1 subsidiary

SunAmerica Housing Fund 410 and 1 subsidiary

SunAmerica Housing Fund 424 and 1 subsidiary

SunAmerica Housing Fund 434 and 1 subsidiary

SunAmerica Housing Fund 435 and 1 subsidiary

SunAmerica Housing Fund 437 and 1 subsidiary

SunAmerica Housing Fund 439 and 1 subsidiary

SunAmerica Housing Fund 446 and 1 subsidiary

SunAmerica Housing Fund 466 and 1 subsidiary

SunAmerica Housing Fund 470 and 1 subsidiary

SunAmerica Housing Fund 474 and 1 subsidiary

SunAmerica Housing Fund 477 and 1 subsidiary

SunAmerica Housing Fund 478 and 1 subsidiary

SunAmerica Housing Fund 485 and 1 subsidiary

SunAmerica Housing Fund 487 and 1 subsidiary

SunAmerica Housing Fund 488 and 1 subsidiary

SunAmerica Housing Fund 489 and 1 subsidiary

SunAmerica Housing Fund 491 and 1 subsidiary

SunAmerica Housing Fund 498 and 1 subsidiary

SunAmerica Housing Fund 501 and 1 subsidiary

SunAmerica Housing Fund 502 and 1 subsidiary

SunAmerica Housing Fund 507 and 1 subsidiary

SunAmerica Housing Fund 514 and 1 subsidiary

SunAmerica Housing Fund 515 and 1 subsidiary

SunAmerica Housing Fund 516 and 1 subsidiary

SunAmerica Housing Fund 518 and 1 subsidiary

SunAmerica Housing Fund 519 and 1 subsidiary

SunAmerica Housing Fund 520 and 1 subsidiary

SunAmerica Housing Fund 524 and 1 subsidiary

SunAmerica Housing Fund 528 and 1 subsidiary

SunAmerica Housing Fund 532 and 1 subsidiary

SunAmerica Housing Fund 540 and 1 subsidiary

SunAmerica Housing Fund 547 and 1 subsidiary

SunAmerica Housing Fund 549 and 1 subsidiary

SunAmerica Housing Fund 553 and 1 subsidiary

SunAmerica Housing Fund 557 and 1 subsidiary

SunAmerica Housing Fund 559 and 1 subsidiary

SunAmerica Housing Fund 563 and 1 subsidiary

SunAmerica Housing Fund 566 and 1 subsidiary

SunAmerica Housing Fund 567 and 1 subsidiary

SunAmerica Housing Fund 569 and 1 subsidiary

SunAmerica Housing Fund 575 and 1 subsidiary

SunAmerica Housing Fund 577 and 1 subsidiary

SunAmerica Housing Fund 578 and 1 subsidiary

SunAmerica Housing Fund 584 and 1 subsidiary

SunAmerica Housing Fund 588 and 1 subsidiary

SunAmerica Housing Fund 591 and 1 subsidiary

SunAmerica Housing Fund 594 and 1 subsidiary

SunAmerica Housing Fund 597 and 1 subsidiary

SunAmerica Housing Fund 604 and 1 subsidiary

SunAmerica Housing Fund 608 and 1 subsidiary

SunAmerica Housing Fund 611 and 1 subsidiary

SunAmerica Housing Fund 612 and 1 subsidiary

SunAmerica Housing Fund 616 and 1 subsidiary

SunAmerica Housing Fund 617 and 1 subsidiary

SunAmerica Housing Fund 620 and 1 subsidiary

SunAmerica Housing Fund 629 and 1 subsidiary

SunAmerica Housing Fund 633 and 1 subsidiary

SunAmerica Housing Fund 637 and 1 subsidiary

SunAmerica Housing Fund 643 and 1 subsidiary

SunAmerica Housing Fund 644 and 1 subsidiary

SunAmerica Housing Fund 646 and 1 subsidiary

SunAmerica Housing Fund 648 and 1 subsidiary

SunAmerica Housing Fund 660 and 1 subsidiary

SunAmerica Housing Fund 665 and 1 subsidiary

SunAmerica Housing Fund 666 and 1 subsidiary

SunAmerica Housing Fund 668 and 1 subsidiary

SunAmerica Housing Fund 672 and 1 subsidiary

SunAmerica Housing Fund 688 and 1 subsidiary

SunAmerica Housing Fund 699 and 1 subsidiary

SunAmerica Housing Fund 701 and 1 subsidiary

SunAmerica Housing Fund 715 and 1 subsidiary

SunAmerica Housing Fund 717 and 1 subsidiary

SunAmerica Housing Fund 718 and 1 subsidiary

SunAmerica Housing Fund 721 and 1 subsidiary

SunAmerica Housing Fund 729 and 1 subsidiary

SunAmerica Housing Fund 731 and 1 subsidiary

SunAmerica Housing Fund 732 and 1 subsidiary

SunAmerica Housing Fund 733 and 1 subsidiary

SunAmerica Housing Fund 736 and 1 subsidiary

SunAmerica Housing Fund 740 and 1 subsidiary

SunAmerica Housing Fund 741 and 1 subsidiary

SunAmerica Housing Fund 744 and 1 subsidiary

SunAmerica Housing Fund 746 and 1 subsidiary

SunAmerica Housing Fund 749 and 1 subsidiary

SunAmerica Housing Fund 752 and 1 subsidiary

SunAmerica Housing Fund 753 and 1 subsidiary

SunAmerica Housing Fund 756 and 1 subsidiary

SunAmerica Housing Fund 762 and 1 subsidiary

SunAmerica Housing Fund 768 and 1 subsidiary

SunAmerica Housing Fund 770 and 1 subsidiary

SunAmerica Housing Fund 774 and 1 subsidiary

SunAmerica Housing Fund 786 and 1 subsidiary

SunAmerica Housing Fund 788 and 1 subsidiary

SunAmerica Housing Fund 798 and 1 subsidiary

SunAmerica Housing Fund 800 and 1 subsidiary

SunAmerica Housing Fund 803 and 1 subsidiary

SunAmerica Housing Fund 804 and 1 subsidiary

SunAmerica Housing Fund 805 and 1 subsidiary

SunAmerica Housing Fund 806 and 1 subsidiary

SunAmerica Housing Fund 809 and 1 subsidiary

SunAmerica Housing Fund 812 and 1 subsidiary

SunAmerica Housing Fund 813 and 1 subsidiary

SunAmerica Housing Fund 814 and 1 subsidiary

SunAmerica Housing Fund 817 and 1 subsidiary

SunAmerica Housing Fund 824 and 1 subsidiary

SunAmerica Housing Fund 826 and 1 subsidiary

SunAmerica Housing Fund 829 and 1 subsidiary

SunAmerica Housing Fund 830 and 1 subsidiary

SunAmerica Housing Fund 831 and 1 subsidiary

SunAmerica Housing Fund 834 and 1 subsidiary

SunAmerica Housing Fund 835 and 1 subsidiary

SunAmerica Housing Fund 838 and 1 subsidiary

SunAmerica Housing Fund 840 and 1 subsidiary

SunAmerica Housing Fund 841 and 1 subsidiary

SunAmerica Housing Fund 844 and 1 subsidiary

SunAmerica Housing Fund 848 and 1 subsidiary

SunAmerica Housing Fund 865 and 1 subsidiary

SunAmerica Housing Fund 872 and 1 subsidiary

SunAmerica Housing Fund 879 and 1 subsidiary

SunAmerica Housing Fund 890 and 1 subsidiary

SunAmerica Housing Fund 892 and 1 subsidiary

SunAmerica Housing Fund 894 and 1 subsidiary

SunAmerica Housing Fund 897 and 1 subsidiary

SunAmerica Housing Fund 898 and 1 subsidiary

SunAmerica Housing Fund 900 and 1 subsidiary

SunAmerica Housing Fund 901 and 1 subsidiary

SunAmerica Housing Fund 902 and 1 subsidiary

SunAmerica Housing Fund 903 and 1 subsidiary

SunAmerica Housing Fund 905 and 1 subsidiary

SunAmerica Housing Fund 908 and 1 subsidiary

SunAmerica Housing Fund 910 and 1 subsidiary

SunAmerica Housing Fund 911 and 1 subsidiary

SunAmerica Housing Fund 913 and 1 subsidiary

SunAmerica Housing Fund 914 and 1 subsidiary

SunAmerica Housing Fund 917 and 1 subsidiary

SunAmerica Housing Fund 921 and 1 subsidiary

SunAmerica Housing Fund 922 and 1 subsidiary

SunAmerica Housing Fund 923 and 1 subsidiary

SunAmerica Housing Fund 929 and 1 subsidiary

SunAmerica Housing Fund 930 and 1 subsidiary

SunAmerica Housing Fund 934 and 1 subsidiary

SunAmerica Housing Fund 937 and 1 subsidiary

SunAmerica Housing Fund 939 and 1 subsidiary

SunAmerica Housing Fund 940 and 1 subsidiary

SunAmerica Housing Fund 943 and 1 subsidiary

SunAmerica Housing Fund 944 and 1 subsidiary

SunAmerica Housing Fund 945 and 1 subsidiary

SunAmerica Housing Fund 973 and 1 subsidiary

SunAmerica Housing Fund 974 and 1 subsidiary

SunAmerica Housing Fund 975 and 1 subsidiary

SunAmerica Housing Fund 976 and 1 subsidiary

SunAmerica Housing Fund 977 and 1 subsidiary

SunAmerica Housing Fund 981 and 1 subsidiary

SunAmerica Housing Fund 982 and 1 subsidiary

SunAmerica Housing Fund 984 and 1 subsidiary

SunAmerica Housing Fund 986 and 1 subsidiary

SunAmerica Housing Fund 987 and 1 subsidiary

SunAmerica Housing Fund 988 and 1 subsidiary

SunAmerica Housing Fund 991 and 1 subsidiary

SunAmerica Housing Fund 994 and 1 subsidiary

SunAmerica Housing Fund 996 and 1 subsidiary

SunAmerica Housing Fund 998 and 1 subsidiary

SunAmerica Housing Fund 999 and 1 subsidiary

SunAmerica Housing Fund LXIV and 1 subsidiary

SunAmerica Housing Fund XXIII and 1 subsidiary

Village at Newark Urban Renewal, LLC